SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):   March 23, 2001
                                                 ...............................

                               VIALOG CORPORATION
 ................................................................................
             (Exact name of registrant as specified in its charter)


       Massachusetts                001-15527                 04-3305282
 ............................   ....................   ..........................
      (State or other              (Commission             (I.R.S. Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)



                                 32 Crosby Drive
                          Bedford, Massachusetts 01730
 ................................................................................
                   (Address of principal executive offices)



Registrant's telephone number, including area code   (781) 761-6200
                                                  ..............................



 ................................................................................
        (Former name or former address, if changed since last report.)

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Item 5.  Other Events
         ------------

         On March 23, 2001, the Registrant, Genesys S.A., and Astound Incorporated jointly issued for publication the press release attached as
Exhibit 99.1 announcing that Vialog shareholders approved the acquisition of Vialog by Genesys, Genesys shareholders approved the capital increase relating to the Vialog and Astound acquisitions, and Astound shareholders approved the acquisition of Astound by Genesys.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Joint Press Release dated March 23, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          VIALOG CORPORATION


Date:  March 23, 2001                     By:     /s/ Kim A. Mayyasi
                                              ---------------------------
                                                   President & CEO

                                  EXHIBIT INDEX

          Exhibit
          -------

            99.1     Joint Press Release dated March 23, 2001